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                                                               EXHIBIT 10.11(B)

                              CONFIRMATORY GUARANTY

         For valuable consideration, the receipt of which is hereby acknowledged, and in consideration of Innovative Clinical Solutions, Ltd. (hereinafter called "Lender") having made or now or in the future making, advances or otherwise giving credit to CHANCELLOR DEVELOPMENT CORP., a Delaware corporation (hereinafter called Borrower), pursuant to that certain Confirmatory Revolving Note of even date in the original principal amount of $10,900,000 made by Borrower to the order of Lender (the "Note"), the undersigned does hereby confirm that it has unconditionally guaranteed to Lender, its successors and assigns, full and prompt payment at maturity of all present and future obligations of Borrower to Lender under the Note, including all renewals and extensions thereof of substitutions therefor.

         Notice of acceptance of and action taken by Lender from time to time under this Guaranty are hereby waived, and this Guaranty shall operate as a continuing and absolute Guaranty covering obligations of Borrower to Lender under the Note (and renewals and extensions thereof or substitutions therefor).

         Upon any "Event of Default" (as that term is defined in the Note) by Borrower under the Note, the liability of the undersigned shall be effective immediately, without demand, presentment, protest or notice of any kind, all of which are hereby waived, and without any suit or action against Borrower and without further steps to be taken or further conditions to be performed by Lender or anyone. Failure of Lender to make any demand or otherwise to proceed against the undersigned with respect to any default by Borrower or the undersigned shall not constitute a waiver of Lender's right to proceed with respect to any or all other defaults by Borrower or the undersigned.

         Guarantor shall provide Lender with his personal balance sheet for the six and twelve month periods ending on June 30 and December 31 respectively within thirty (30) days of the expiration of each such period, in each case certified by the Guarantor as being true, complete, and correct in all material respects.

         The liability of the undersigned shall not be terminated or otherwise affected or impaired by Lender's granting time to Borrower (regardless of the number or length of such grants of time) or by any other indulgence or indulgences granted by Lender to Borrower, or by Lender's heretofore, now or hereafter acquiring, releasing or in any way modifying any guaranty from any other person or persons or any collateral or other security in whatever form for any of the obligations hereby guaranteed, whether or not notice thereof shall have been or be given to the undersigned, or by any failure on Lender's part to take any action with respect to, or to realize upon any security, rights, endorsements or guaranties which Lender may now or hereafter hold with respect to any obligation hereby guaranteed, or by any alteration or modification of any such obligation to which Lender may agree, or because of any fraud, illegal or improper acts of Borrower or because Borrower may, by operation of law or otherwise, be relieved of liability

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upon its obligations to Lender hereby guaranteed.

         Any and all sums at any time due from Lender to the undersigned and any and all securities or other property, real or personal, of the undersigned in the possession of Lender, whether as pledged property or as a result of foreclosure or otherwise, shall at all times constitute security for any and all obligations, and Lender may apply or set off such sums against any obligation at any time, whether or not such obligation is then due, and whether or ot other collateral is considered by Lender as adequate.

This Guaranty shall be binding upon the heirs, personal representatives and assigns of the undersigned. The death or incapacity of the undersigned shall not relieve his estate of any liability or obligation occurring prior to such death or incapacity, nor accruing prior to the expiration of ten (10) days next following the receipt by Lender of notice of such death or incapacity.

         For the purposes of this Guaranty, the term "obligations" shall mean and include, without limitation, all indebtedness, liabilities and amounts, liquidated or unliquidated, owing by Borrower to Lender at any time under the Note. Said term shall also include all interest, charges, costs and expenses (including reasonable attorneys' fees) now due or that may hereafter become due from Borrower to Lender under the Note from time to time.

         This instrument is intended to take effect as a sealed instrument and this instrument and all rights, duties and remedies of the parties shall be governed as to interpretation, validity, effect and enforcement, and in all other respects of the same or different nature, by the domestic law of the Commonwealth of Massachusetts. Any and all payments by the undersigned to Lender under or pursuant to this Guaranty shall be made at 10 Dorrance Street, Providence, Rhode Island 02903, or such other place as Lender shall designate in writing to the undersigned.

         WITNESS my hand and seal as of the 1st day of February, 1998.



Witness: /s/ Richard Mikels                           /s/ Abraham D. Gosman
        ---------------------                         ------------------------

                                                      Abraham D. Gosman
                                                      Dated: November 30, 1999